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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): September 9, 2004

                        MORGAN STANLEY ABS CAPITAL I INC.
             (Exact name of registrant as specified in its charter)

                   DELAWARE                           333-113543                         13-3939229
         (State or Other Jurisdiction                (Commission                      (I.R.S. Employer
              of Incorporation)                      File Number)                   Identification No.)

                1585 BROADWAY
              NEW YORK, NEW YORK                                                           10036
            (Address of Principal                                                        (Zip Code)
              Executive Offices)

       Registrant's telephone number, including area code: (212) 761-4000

                                    No Change
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          (Former name or former address, if changed since last report)

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     Item 2.01 Acquisition or Disposition of Assets
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Description of the Certificates and the Mortgage Loans

                  Morgan Stanley ABS Capital I Inc. registered issuances of
Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to
Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the
Registration Statements on Form S-3 (Registration File No. 333-113543) (as
amended, the "Registration Statement"). Pursuant to the Registration Statement,
CDC Mortgage Capital Trust 2004-HE3 (the "Trust") issued approximately
$643,408,000 in aggregate principal amount of its Mortgage Pass-Through
Certificates, Series 2004- HE3 (the "Certificates"), on August 26, 2004. This
Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the
Certificates, the forms of which were filed as Exhibits to the Registration
Statement.

                  The Certificates were issued pursuant to a Pooling and
Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as
Exhibit 4.1, dated as of August 1, 2004, between Morgan Stanley ABS Capital I
Inc., Countrywide Home Loans Servicing LP, in its capacity as servicer (the
"Servicer"), CDC Mortgage Capital Inc. (the "Unaffiliated Seller"), Deutsche
Bank National Trust Company, in its capacity as custodian (the "Custodian") and
JPMorgan Chase Bank, in its capacity as trustee (the "Trustee"). The
Certificates consist of eight classes of senior Certificates, the Class A-1,
Class A-2, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3
Certificates (collectively, the "Offered Certificates") and three classes of subordinated Certificates (the "Class X Certificates", the "Class P
Certificates" and the "Class R Certificates"). Only the Offered Certificates
were offered. The Certificates initially evidenced, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

                  The assets of the Trust consist primarily of one pool of
fixed-rate, closed-end, conventional, monthly pay, generally fully amortizing, business and consumer purpose residential home equity loans (the "Mortgage
Loans") secured by first or second lien mortgages or deeds of trust (the
"Mortgages") on real properties (the "Mortgage Properties"). The Mortgaged
Properties securing the Mortgage Loans consist primarily of single family residences (which may be detached, part of a two-to four-family dwelling, a condominium unit or a unit in a planned unit development).

                  Interest distributions on the Class A-1, Class A-2, Class M-1,
Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates are based on the Certificate Principal Balance thereof and the then applicable
Pass-Through Rate thereof. The Pass-Through Rates for the Class A-1, Class A-2,
Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates
are adjustable.

                  The Class A-1, Class A-2, Class M-1, Class M-2, Class M-3,
Class B-1, Class B-2 and Class B-3 Certificates have an original Certificate
Principal Balance of $304,567,000; $232,705,000; $41,861,000; $32,962,000;
$9,559,000; $8,240,000; $6,922,000 and $6,592,000, respectively.

                  As of the Closing Date, the Mortgage Loans possessed the
characteristics described in the Prospectus dated March 10, 2004 and the
Prospectus Supplement dated August 23, 2004 filed pursuant to Rule 424(b) (5) of the Act on August 24, 2004.

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   Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.
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         (a)   Not applicable

         (b)   Not applicable

         (c)   Exhibits:

         1.1   Underwriting Agreement, dated August 1, 2004, between Morgan
               Stanley ABS Capital I Inc. and Morgan Stanley & Co. Incorporated.

         1.2   Indemnification Agreement, dated as of August 1, 2004, among
               Morgan Stanley ABS Capital I Inc., Morgan Stanley & Co.
               Incorporated and CDC Mortgage Capital Inc.

         4.1   Pooling and Servicing Agreement, dated as of August 1, 2004, among Morgan Stanley ABS Capital I Inc., as depositor, CDC
               Mortgage Capital Inc., as unaffiliated seller, Countrywide Home
               Loans Servicing LP, as servicer, Deutsche Bank National Trust
               Company, as custodian, and JPMorgan Chase Bank, as trustee.

         8.1   Opinion of Dewey Ballantine LLP, special tax counsel to Morgan
               Stanley ABS Capital I Inc., regarding certain tax matters.

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                                   SIGNATURES

                           Pursuant to the requirements of the Securities
         Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MORGAN STANLEY ABS CAPITAL I INC.
                                              As Depositor and on behalf of CDC
                                              Mortgage Capital Trust 2004- HE3
                                              Registrant

                                          By: /s/ Gail McDonnell
                                              ---------------------
                                              Name: Gail McDonnell
                                              Title: Vice President

         Dated:  September 9, 2004

                                  EXHIBIT INDEX

EXHIBIT NO.        DESCRIPTION
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       1.1        Underwriting Agreement, dated August 1, 2004, between
                  Morgan Stanley ABS Capital I Inc. and Morgan Stanley & Co.
                  Incorporated.

       1.2        Underwriter Indemnification Agreement, dated as of August 1,
                  2004, among Morgan Stanley ABS Capital I Inc., Morgan
                  Stanley & Co. Incorporated and CDC Mortgage Capital Inc.

       4.1        Pooling and Servicing Agreement, dated as of August 1, 2004, among Morgan Stanley ABS Capital I Inc., as depositor, CDC
                  Mortgage Capital Inc., as unaffiliated seller, Countrywide
                  Home Loans Servicing LP, as servicer, Deutsche Bank National
                  Trust Company, as custodian, and JPMorgan Chase Bank, as
                  trustee.

       8.1        Opinion of Dewey Ballantine LLP, special tax counsel to
                  Morgan Stanley ABS Capital I Inc., regarding certain tax
                  matters.